PROSPECTUS	May 30, 2008, as amended July 3, 2008

(415) 398-8000
600 Montgomery Street  •  San Francisco, California 94111

Permanent Portfolio

Treasury Bill Portfolio

Versatile Bond Portfolio

Aggressive Growth Portfolio

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
RISK / RETURN SUMMARY	1

Permanent Portfolio Family of Funds, Inc.	1

Permanent Portfolio	1

Treasury Bill Portfolio	4

Versatile Bond Portfolio	6

Aggressive Growth Portfolio	8

EXPENSE TABLE	10

SUMMARY OF OTHER FEATURES	11

TAX PLANNING POLICIES	12

Tax Planning	12

Dividends and Tax Planning	13

THE FOUR PORTFOLIOS	13

Permanent Portfolio	14

Treasury Bill Portfolio	15

Versatile Bond Portfolio	15

Aggressive Growth Portfolio	16

Additional Risk Factors and Special Considerations	16

Portfolio Holdings	17

MANAGEMENT	17

Investment Adviser	17

Portfolio Management	17

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	19

COMPUTATION OF NET ASSET VALUE	21

PURCHASE OF SHARES	22

REDEMPTION OF SHARES	24

Written Redemption Requests	24

Telephone Redemption Requests	25

In-Kind Redemptions	26

Redemption Limitations	26

Redemption by the Fund	26

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES	26

Automatic Investment Plan	27

Portfolio Exchange	27

Distribution Options	27

Systematic Withdrawal Plan	27

Individual Retirement Account Plans	28

Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only	29

Limitations in Exchanges, Redemptions and Service	29

Frequent Purchases and Redemptions	30

SERVICE CHARGES	30

DISTRIBUTION OF SHARES	31

CUSTODIAN, TRANSFER AGENT AND DIVIDEND – DISBURSING AGENT	31

REPORTS	32

PRIVACY POLICY	32

FINANCIAL HIGHLIGHTS	34

RISK / RETURN SUMMARY

        This Summary describes the features of an investment in one or more portfolios of Permanent Portfolio Family of Funds, Inc. Please read this entire Prospectus for more complete information before you invest.

Permanent Portfolio Family of Funds, Inc.

        Permanent Portfolio Family of Funds, Inc. (“Fund”) is a no-load, management investment company consisting of four portfolios: Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio (each a “Portfolio”). Each Portfolio has a distinct investment objective and distinct investment policies, and seeks, where practicable, to minimize or defer the recognition of taxable income by its shareholders. See “Summary of Other Features – Investment and Tax Planning,” “Tax Planning Policies – Tax Planning” and “Tax Planning Policies – Dividends and Tax Planning.”

        Of course, there is no assurance that any Portfolio will achieve its investment objective. Loss of all or a part of your investment is a risk of investing in the Fund’s Portfolios, especially in the case of the Aggressive Growth Portfolio.

        This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for your future reference.

Permanent Portfolio

        Investment Objective. The Permanent Portfolio seeks to preserve and increase the purchasing power value of its shares over the long term.

        Principal Investment Strategies. The Permanent Portfolio invests a fixed target percentage of its net assets in each of the following investment categories:

  gold;

  silver;

  Swiss franc assets such as Swiss franc denominated deposits and bonds of the federal government of Switzerland;

  stocks of U.S. and foreign real estate and natural resource companies;

  aggressive growth stocks; and

  dollar assets such as U.S. Treasury securities and short-term corporate bonds.

        Investments may include gold and silver bullion and bullion-type coins; Swiss franc denominated deposits and bonds of the federal government of Switzerland of any maturity; stocks of U.S. and foreign companies whose assets consist primarily of real estate and natural resources such as oil and minerals; stock warrants and stocks of U.S. companies that are expected to have a higher price volatility than the stock market as a whole; and U.S. Treasury securities and short-term corporate bonds rated “A” or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and having a remaining maturity of twenty-four months or less. The Permanent Portfolio may invest in shares of companies of any market capitalization, including small- or mid-capitalization companies; however, at least 60% of its investment in aggressive growth stocks will ordinarily be in securities listed on the New York Stock Exchange. The Permanent Portfolio may own investments issued by foreign banks and governments and may own stock in foreign companies or investments held outside the United States, including emerging markets.

        Principal Investment Risks. An investment in the Permanent Portfolio is not guaranteed; you may lose money by investing in the Permanent Portfolio. Even if the Permanent Portfolio does achieve its investment objective over the long term, it is subject to the risk of suffering substantial short-term losses from time to time, because investment prices generally respond to changes in the pattern of inflation with lags and delays that are impossible to foresee. The principal risks of investing in the Permanent Portfolio are:

  Risks of investments in gold and silver – gold and silver generate no interest or dividends, offering only the potential for price appreciation. Investments in gold and silver are subject to special risk considerations, including substantial price fluctuations over short periods of time, and are affected by various factors, such as economic conditions, political events and monetary policies.

  Risks of investments in Swiss franc assets – the Swiss franc is subject to the risk that inflation will decrease in the United States, or rise in Switzerland. Swiss government bonds are subject to some risk of default, and their credit quality is not rated by U.S. rating agencies.

  Risks of investments in real estate and natural resource companies – any decline in the general level of prices of oil or real estate would be expected to have an adverse impact on these stocks. The prices of such stocks are particularly vulnerable to decline in the event of deflationary economic conditions.

  Risks of investments in aggressive growth stocks – investments in aggressive growth stocks are subject to both market risk and capitalization risk. Market risk is the risk that the value of the Portfolio’s investments will fluctuate as the stock market fluctuates and that prices overall will decline for short- or long-term periods. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. Capitalization risk is the risk that investment in companies with small- to mid-capitalization tend to be more volatile than investments in large-capitalization companies. The Portfolio’s investments in small- and mid-capitalization companies may have additional risks because such companies often have limited product lines, smaller customer bases and fewer financial resources than larger companies.

  Risks of investments in Dollar assets – investments in U.S. Treasury securities are subject to interest rate risk. This is the risk that changes in interest rates will affect the value of the Portfolio’s investment in U.S. Treasury securities. Prices of U.S. Treasury securities fall when prevailing interest rates rise. Price fluctuations of long-term U.S. Treasury securities are greater than price fluctuations for shorter term U.S. Treasury securities, and may be as extensive as the price fluctuations of common stock. Investments in corporate bonds are subject to both interest rate risk and credit risk. See “Principal Investment Risks” for the Versatile Bond Portfolio below for a discussion of these risks.

  Risks of investing in foreign and emerging markets – many foreign stock markets are not as developed or efficient as those in the U.S., and securities of some foreign issuers may be less liquid and more volatile than securities of comparable United States companies. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, banks and listed companies; less publicly available information about securities; and accounting and auditing standards often may be less strict and less reliable than in the United States.

  Risks of in-kind redemptions – to avoid liability for corporate federal income tax, the Portfolio must, among other things, derive at least 90% of its gross income each year from items including interest, dividends and gains on sales of securities. Gains on sales of gold and silver by the Permanent Portfolio would not qualify as “gains on sales of securities.” Consequently, profitable sales of gold and silver (as might be required for the Permanent Portfolio to adhere to its Target Percentages) could subject the Portfolio to liability for corporate federal income tax. To try to reduce this potential adverse tax result, the Fund may require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satisfy a federal tax law provision that permits it to do so without recognizing gain. See “Redemption of Shares–In-Kind Redemptions” below.

        More information about the risks of an investment in the Permanent Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Permanent Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2007 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

24%
18%
12%
6%
0%
3.45%
1.15%
5.88%
3.81%
14.36%
20.45%
12.05%
7.62%
13.82%
12.43%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

        During the period shown, the highest calendar quarter return was 7.03% (calendar quarter ended June 30, 2003) and the lowest calendar quarter return was -4.64% (calendar quarter ended June 30, 2004). The year-to-date return through the calendar quarter ended March 31, 2008 was 3.83%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	12.43%	13.20%	9.32%
Return After Taxes on Distributions	12.20%	12.89%	8.65%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.21%	11.44%	7.87%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	4.74%	2.95%	3.62%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

Treasury Bill Portfolio

        Investment Objective. The Treasury Bill Portfolio seeks to earn high current income, consistent with safety and liquidity of principal.

        Principal Investment Strategies. The Treasury Bill Portfolio invests in debt obligations of the United States Treasury. At least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less.

        The Treasury Bill Portfolio, unlike most money market funds (which declare dividends on their investment income daily and maintain a constant net asset value per share), follows a dividend policy that permits (but does not assure) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned. See “Tax Planning Policies - Dividends and Tax Planning” and “Dividends, Other Distributions and Taxes” for a further discussion of this policy.

        Principal Investment Risks. An investment in the Treasury Bill Portfolio is not guaranteed; you may lose money by investing in the Treasury Bill Portfolio. The principal risk of investing in the Treasury Bill Portfolio is:

  Interest rate risk – the risk that changes in interest rates will affect the value of the Portfolio’s investments in short-term U.S. Treasury securities. Prices of short-term U.S. Treasury securities fall when prevailing interest rates rise.

        More information about the risks of an investment in the Treasury Bill Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Treasury Bill Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2007 compare to the performance of the Citigroup 3-Month U.S. Treasury Bill Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

10%
8%
6%
4%
2%
0%
4.11%
3.72%
4.99%
2.94%
.53%
.03%
.26%
3.12%
3.80%
3.82%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

        During the period shown, the highest calendar quarter return was 1.39% (calendar quarter ended March 31, 2005) and the lowest calendar quarter return was -.09% (calendar quarter ended September 30, 2003). The year-to-date return through the calendar quarter ended March 31, 2008 was .70%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	3.82%	2.19%	2.69%
Return After Taxes on Distributions	2.52%	1.78%	1.80%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.48%	1.69%	1.78%

Citigroup 3-Month U.S. Treasury Bill Index (2)(3)	4.74%	2.95%	3.62%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. Prior to April 7, 2003, the index was known as the Salomon Smith Barney 3-Month U.S. Treasury Bill Index.

Versatile Bond Portfolio

        Investment Objective. The Versatile Bond Portfolio seeks to earn high current income, while limiting risk to principal.

        Principal Investment Strategies. The Versatile Bond Portfolio invests at least 80% of its assets in a diversified portfolio of corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. Unlike most short-term bond funds that pay out dividends periodically, the Versatile Bond Portfolio follows a dividend policy that permits (but does not assure) its net asset value per share to rise by reducing the frequency and amount of current dividend distributions, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned. See “Tax Planning Policies - Dividends and Tax Planning” and “Dividends, Other Distributions and Taxes” for a further discussion of this policy.

        Principal Investment Risks. An investment in the Versatile Bond Portfolio is not guaranteed; you may lose money by investing in the Versatile Bond Portfolio. The principal risks of investing in the Versatile Bond Portfolio are:

  Interest rate risk – the risk that changes in interest rates will affect the value of the Portfolio’s investments in short-term corporate bonds. Prices of short-term corporate bonds fall when prevailing interest rates rise. Such price changes generally are smaller than changes in the prices of long-term corporate, municipal or U.S. Treasury bonds.

  Credit risk – the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or otherwise honor its obligations.

        More information about the risks of an investment in the Versatile Bond Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Versatile Bond Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2007 compare to the performance of the Citigroup AAA/AA 1-3 Year Corporate Index, a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

10%
8%
6%
4%
2%
0%
4.89%
3.26%
6.02%
6.55%
3.12%
.97%
.15%
1.77%
3.81%
4.38%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

        During the period shown, the highest calendar quarter return was 2.60% (calendar quarter ended September 30, 2001) and the lowest calendar quarter return was -1.07% (calendar quarter ended June 30, 2004). The year-to-date return through the calendar quarter ended March 31, 2008 was 1.02%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	4.38%	2.20%	3.45%
Return After Taxes on Distributions	3.35%	1.39%	2.27%
Return After Taxes on Distributions and Sale of Portfolio Shares	2.85%	1.44%	2.24%

Citigroup AAA/AA 1-3 Year Corporate Index (2)(3)	6.54%	3.44%	5.43%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Citigroup AAA/AA 1-3 Year Corporate Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s Investor Services, Inc., with maturities of one to three years and a minimum amount outstanding of $100 million. Prior to April 7, 2003, the index was known as the Salomon Smith Barney AAA/AA 1-3 Year Corporate Index.

Aggressive Growth Portfolio

        Investment Objective. The Aggressive Growth Portfolio seeks to achieve high (greater than for the stock market as a whole), long-term appreciation in the value of its shares.

        Principal Investment Strategies. The Aggressive Growth Portfolio invests in stocks and stock warrants of U.S. companies selected by the Fund’s investment adviser for high profit potential. The Fund’s investment adviser seeks to select stocks that are expected to have higher price volatility than the stock market as a whole, including stocks of companies in high technology industries, companies developing or exploiting new products or services and companies whose shares are valued primarily for potential growth in earnings, dividends or asset values. The Aggressive Growth Portfolio may invest in shares of companies of any market capitalization, including small- or mid-capitalization companies; however, at least 60% of its assets will ordinarily be invested in securities listed on the New York Stock Exchange.

        Principal Investment Risks. An investment in the Aggressive Growth Portfolio is not guaranteed; you may lose money by investing in the Aggressive Growth Portfolio. The principal risks of investing in the Aggressive Growth Portfolio are:

  Market risk – the risk that the value of the Portfolio’s investments will fluctuate as the stock market fluctuates and that prices overall will decline for short- or long-term periods. The Portfolio’s investments, particularly in high technology industries, are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining.

  Capitalization risk – the risk that investments in companies with small- to mid-capitalization tend to be more volatile than investments in large-capitalization companies. The Portfolio’s investments in small- and mid-capitalization companies may have additional risks because such companies often have limited product lines, smaller customer bases and fewer financial resources than larger companies.

        More information about the risks of an investment in the Aggressive Growth Portfolio is provided below in “The Four Portfolios–Additional Risk Factors and Special Considerations.”

        Performance. The bar chart and the performance table on the following page provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing, respectively, yearly changes in its performance over the last ten calendar years and by showing how its average annual total returns for the one-, five- and ten-year periods ended December 31, 2007 compare to the performance of the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index. The bar chart and the performance table assume reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Past performance (before and after taxes) is not an indication of how the Portfolio will perform in the future.

40%
30%
20%
10%
0%
-10%
-20%
-30%
13.88%
31.60%
.72%
1.01%
-24.69%
37.48%
13.32%
20.73%
9.10%
4.59%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

        During the period shown, the highest calendar quarter return was 27.47% (calendar quarter ended December 31, 1998) and the lowest calendar quarter return was -21.40% (calendar quarter ended September 30, 2002). The year-to-date return through the calendar quarter ended March 31, 2008 was -10.93%.

	Average Annual Total Returns(1)
	(for the periods ended December 31, 2007)

	Past 1 Year	Past 5 Years	Past 10 Years

Return Before Taxes	4.59%	16.50%	9.40%
Return After Taxes on Distributions	3.03%	14.78%	8.39%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.12%	14.29%	8.14%

Dow Jones Industrial Average (2)(3)	8.88%	12.24%	7.43%

Standard & Poor’s 500 Composite Stock Index (2)(3)	5.49%	12.83%	5.91%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

(2)	Returns reflect reinvested dividends as applicable, but do not reflect a deduction for fees, expenses or taxes. You cannot invest directly in an index.

(3)	The Dow Jones Industrial Average is an average of the stock prices of 30 large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and also represents an unmanaged portfolio.

EXPENSE TABLE

The table below describes the fees and expenses you would pay if you buy and hold shares of the Fund’s Portfolios.

Shareholder Fees (fees paid directly from your investment)
One-time account start-up fee	$35.00
Optional services:
Exchange fee (by telephone)	$ 5.00 per exchange
Check redemptions (Treasury Bill Portfolio
and Versatile Bond Portfolio only)	$ 1.00 per check
Bank-to-bank wire transfer	$15.00 per wire
Overnight delivery	$15.00 per delivery

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Investment advisory fees(1)	.85%	1.19%	1.19%	1.19%
Other expenses
Other operating expenses(2)	.10%	.19%	.21%	.20%

Total other expenses	.10%	.19%	.21%	.20%

Total annual operating expenses	.95%	1.38%	1.40%	1.39%

(1)	For calendar year 2008, the Fund’s investment adviser intends voluntarily to waive portions of the investment advisory (management) fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s investment advisory fee would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio. Accordingly, after fee waivers, the investment advisory fee for the Treasury Bill Portfolio and the Versatile Bond Portfolio would be .69% and .81%, respectively, and total operating expenses would be .88% and 1.02%, respectively. The Fund’s investment adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver at any time upon five days written notice to the Fund.
(2)	“Other operating expenses” include the fees and expenses of the Fund’s directors and the salary expense of the Fund’s officers.

EXAMPLE

        This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Permanent	Treasury Bill	Versatile Bond	Aggressive Growth
	Portfolio	Portfolio	Portfolio	Portfolio

1 Year	$ 132	$ 175	$ 177	$ 176
3 Years	$ 337	$ 471	$ 477	$ 474
5 Years	$ 559	$ 788	$ 798	$ 793
10 Years	$ 1,198	$ 1,687	$ 1,709	$ 1,698

SUMMARY OF OTHER FEATURES

        Other major features of the Fund include:

  Dividends and capital gain distributions (if any) paid annually.

  Tax planning at the Portfolio level to minimize or defer, where practicable, the recognition of taxable income or gains by the Portfolio’s shareholders.

  IRA plans (i.e., traditional and Roth IRAs)(“IRA Plans”).

  $1,000 minimum initial investment in any Portfolio.

  $100 minimum initial investment with the establishment of an automatic investment plan.

  $100 minimum additional investment in any Portfolio.

  No redemption or commission charge to redeem shares directly with the Fund.

        Investment and Tax Planning. The Fund is designed to provide its shareholders with a flexible tool for their investment and tax planning. In furtherance of that purpose, each of the Fund’s four Portfolios has its own particular investment objective and policies, and each Portfolio’s shares may be purchased through IRA Plans sponsored by the Fund.

        Each Portfolio, to the extent consistent with its investment objective, arranges its investments to favor opportunities for appreciation and seeks to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. In addition, each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year, and intends to continue to satisfy the distribution requirements necessary to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). (If a Portfolio were to distribute less than the minimum amount required for any year, which the Fund considers unlikely, it would become subject to federal income tax for that year on its entire net income and gains, not merely the undistributed portion.) This dividend policy may lessen a shareholder’s tax burden by deferring recognition of taxable income from one taxable year to the next and/or by permitting a greater portion of the shareholder’s total return to be recognized as a capital gain on a redemption rather than as dividends, which are taxable as ordinary income (except to the extent they are attributable to “qualified dividend income,” as described under “Dividends, Other Distributions and Taxes.”). In the case of shares that pass to a shareholder’s estate, this dividend policy may eliminate income tax on a portion of the shareholder’s total return, due to a federal income tax provision which generally treats property acquired from a decedent as having a tax basis equal to its fair market value at the date of death.

        For shareholders holding their shares in a Portfolio continuously for longer than one year, the tax advantages to be achieved from the Portfolio’s dividend policy will vary depending on the amount and timing of redemptions of shares by the Portfolio’s shareholders in general. See “Tax Planning Policies,” “The Four Portfolios” and “Dividends, Other Distributions and Taxes.”

        Investing in the Fund. An investor may establish a Shareholder Account by sending a check ($1,000 minimum for each Portfolio invested in), together with a Shareholder Account Application, to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. See “Purchase of Shares.” Eligible investors may invest through the Fund’s IRA Plans. Existing shareholders may reinvest dividends and capital gain distributions, if any, through the Fund’s automatic reinvestment feature. See “Shareholder Account Services and Privileges – Distribution Options.”

        Redemption of Shares. A shareholder may redeem any or all of the shares purchased in a Portfolio at that Portfolio’s net asset value next determined following receipt of a properly completed redemption request by the Fund’s transfer agent. Redemption requests may be made in writing or by telephone. See “Redemption of Shares – Telephone Redemption Requests.” The cash proceeds of a telephone redemption request will be sent to the shareholder’s individual bank account, either by check (via first class mail), by Electronic Funds Transfer (“EFT”), or by bank-to-bank wire if requested. Shareholders also may redeem shares in the Treasury Bill Portfolio and in the Versatile Bond Portfolio by writing a redemption check. In addition, the Fund offers a Systematic Withdrawal Plan whereby shareholders may receive periodic payments of a fixed amount. The Fund reserves a limited right to redeem shares in the Permanent Portfolio in kind; see “Redemption of Shares–In-Kind Redemptions.”

        Shareholders may redeem shares in one Portfolio and simultaneously reinvest the proceeds in another Portfolio by means of a Portfolio Exchange. See “Shareholder Account Services and Privileges – Portfolio Exchange.”

        Computation of Net Asset Value. The Fund calculates the net asset value for each Portfolio at the end of regular trading each day the New York Stock Exchange is open for business or any earlier Exchange closing time that day. All purchases and redemptions are effected at the price based on the next calculation of net asset value after the order is received.

        Transfer Agent. The Fund has retained U.S. Bancorp Fund Services, LLC as its transfer agent. You may contact the transfer agent to inquire about your Shareholder Account or about the processing of your purchase and redemption requests by calling (800) 341-8900, or by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

        Shareholder Services Office. The Shareholder Services Office is made available by the Fund’s investment adviser for the convenience of Fund shareholders. A shareholder or other interested investor may obtain a current Prospectus, Statement of Additional Information (“SAI”), Annual and/or Semi-Annual Report, Shareholder Account Application, IRA Plan Disclosure Statement and Custodial Account Agreement, applicable forms and other informational material regarding the Fund by calling the Shareholder Services Office at (800) 531-5142 or (254) 527-3102, or by writing to the Shareholder Services Office, 130 South Brune Street, Bartlett, Texas 76511 (Fax (254) 527-3406).

         After you have read the Prospectus, please contact the Shareholder Services Office if you have any questions about the investment objectives or policies of any of the Fund’s Portfolios. The experienced personnel at the Shareholder Services Office will welcome your inquiry.

TAX PLANNING POLICIES

          This section of the Prospectus provides a description of the tax planning policies followed by each Portfolio.

Tax Planning

        Each of the Fund’s Portfolios, to the extent consistent with its investment objective, follows a policy of seeking to hold appreciated investments for at least the minimum period required for sales of investments to qualify for long-term capital gain treatment. This policy can enable a Portfolio to distribute investment profits in the form of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) distributions, which are taxed less heavily for individual shareholders (at a maximum federal rate of 15%) than dividends attributable to the Portfolio’s net investment income (other than “qualified dividend income”) and the excess of its net short-term capital gain over net long-term capital loss. Any Portfolio may sell investments that have declined in value for the purpose of offsetting realized gain on investments that have appreciated in value.

        Each Portfolio also attempts, in furtherance of its investment objective, to manage its investments to reduce its taxable income and to favor opportunities for asset appreciation, which would be free of current federal income taxation to the Portfolio and its shareholders until such appreciation is realized. See “Dividends, Other Distributions and Taxes.”

Dividends and Tax Planning

         Each Portfolio distributes its net investment income and net capital gains, if any, to its shareholders as dividends only once a year, and intends to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company. Under the Code, a Portfolio is required to pay as dividends at least 90% of its investment company taxable income to qualify for such treatment. Each Portfolio treats as dividends paid the proportionate amount of its investment company taxable income that is distributed in the form of redemption proceeds. By using this permitted method of calculating dividends paid, each Portfolio is able to reduce the amount of such income that is distributed as dividends to shareholders who have not redeemed their shares.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4% on part of its undistributed income and capital gains, if any. The federal excise tax reduces the benefit of distributing less than 98% of a Portfolio’s net investment income and realized gains. See “Dividends, Other Distributions and Taxes.” Such undistributed amounts are retained by the Portfolios and reinvested to earn further income and gains. To the extent that a Portfolio successfully executes its policy, the tax liability of a long-term shareholder may be lessened (to an extent that the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

THE FOUR PORTFOLIOS

        To further its shareholders’ individual investment programs, the Fund includes four separate Portfolios, each with its own distinct investment objective and policies. A shareholder may select a Portfolio or Portfolios in accordance with his or her own financial objectives, and may exchange all or a portion of his or her investment(s) in one Portfolio for another whenever he or she wishes.  This section of the Prospectus provides a more complete description of each Portfolio’s investment objective, principal investment strategies and risks.  Of course, there can be no assurance that any Portfolio will achieve its investment objective.

        Except as indicated otherwise, the investment objective and policies of each Portfolio, as described below, are fundamental. A Portfolio’s fundamental investment objective or policy can be changed only by a vote of a majority of the Portfolio’s outstanding shares.

        Each Portfolio’s investment strategy is subject to certain risks. Each Portfolio’s principal risks are described in the “Risk/Return Summary” of this Prospectus. See “Risk/Return Summary – Principal Investment Risks” for each Portfolio.  Certain additional risks are described below under “Additional Risk Factors and Special Considerations.”  See also “Objectives and Policies – Investment Categories,” in the Fund’s SAI for a further discussion of risks attendant with investments in a particular asset category.

Permanent Portfolio

        The objective of the Permanent Portfolio is to preserve and increase the “purchasing power” value of its shares over the long term.

        The investment policy of the Permanent Portfolio reflects the opinion of its investment adviser that inflation rates and other economic events cannot be forecast with a high degree of reliability and that only investors who are willing to embrace a high degree of risk should act on such forecasts. The investment strategy of the Permanent Portfolio acknowledges a broad range of economic possibilities and incorporates investments for each of them. Investors who wish to invest all or a portion of their capital in a way that does not depend on any particular outcome for the economy should consider purchasing shares in the Permanent Portfolio.

        In pursuit of its investment objective, the Permanent Portfolio, as its fundamental investment policy, invests a fixed “Target Percentage” of its net assets in each of the following categories:

Investment Category	Target Percentage

Gold	20%
Silver	5%
Swiss franc assets	10%
Stocks of U.S. and foreign real estate
and natural resource companies	15%
Aggressive growth stocks	15%
Dollar assets	35%
Total	100%

        The Permanent Portfolio will buy or sell investments as needed to correct any discrepancy between its actual holdings in a given category and the Target Percentage for that category if such a discrepancy exceeds one-tenth of the Target Percentage. The Fund’s investment adviser does not attempt to anticipate short-term changes in the general price level of any investment category. See “Objectives and Policies – Strategic Portfolio Adjustments” in the SAI for a discussion of those circumstances that might occasion a delay in portfolio adjustments.

        The Permanent Portfolio’s investments in:

  gold consists of gold bullion and bullion-type coins, such as American Eagle gold coins and Canadian Maple Leaf gold coins;

  silver consists of silver bullion and bullion-type coins;

  Swiss franc assets consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland;

  stocks of U.S. and foreign real estate and natural resource companies consist of stocks of companies whose assets consist primarily of real estate (such as timberland, ranching and farm land, raw land and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals);

  aggressive growth stocks include stock warrants and stocks of U.S. companies that are more volatile than the stock market as a whole, and consist of the same types of investments in which the Aggressive Growth Portfolio may invest. See “The Four Portfolios – Aggressive Growth Portfolio”; and

  dollar assets include cash, U.S. Treasury bills and notes and U.S. Treasury bonds, and may include other U.S. dollar-denominated assets such as the obligations of U.S. government agencies, high-grade, short-term, corporate bonds and banker’s acceptances which, in the opinion of the Fund’s investment adviser, are secure enough to escape default even under deflationary economic conditions. The average length to maturity of the Permanent Portfolio’s net dollar assets will not exceed fifteen years and corporate bonds so denominated have a Standard & Poor’s rating of “A” or higher and a remaining time to maturity of twenty-four months or less.

        Viewed in isolation, some of the Permanent Portfolio’s assets, such as gold and stock warrants, would be considered highly speculative. However, the Fund’s investment adviser believes that the various investments are subject to different (and, in some cases, contrary) risks, so that the value of the Permanent Portfolio’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investments taken by itself.

        Under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling precious metals.  See “Taxes” in the Fund’s SAI.  Accordingly, the Portfolio may be required to hold its precious metals or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Treasury Bill Portfolio

        The objective of the Treasury Bill Portfolio is to earn high current income, consistent with safety and liquidity of principal. Investors who wish to invest all or a portion of their capital in a way that seeks to provide a current return (which may be in the form of dividends, increases in net asset value per share, or some combination of the two) and stability of principal should consider purchasing shares in the Treasury Bill Portfolio.

        The Treasury Bill Portfolio, as its fundamental investment policy, invests in debt obligations of the United States Treasury. At least 80% of the Portfolio’s assets will consist of U.S. Treasury bills and notes. The balance of the assets may be invested in U.S. Treasury bonds and notes having a remaining maturity of thirteen months or less. The dollar-weighted average length to maturity of the Portfolio’s investments will not exceed ninety days. The Treasury notes in which the Treasury Bill Portfolio may invest display characteristics similar to U.S. Treasury bills, in that they bear shorter-term maturities than most U.S. Treasury notes.

        The Treasury Bill Portfolio distributes its net investment income and net capital gains, if any, only once a year. The Portfolio reduces the amount of its per-share dividends to the extent its investment company taxable income is distributed in the form of redemption proceeds. (The Treasury Bill Portfolio’s dividend policy differs from the dividend policies of most money market funds in this respect.) The Treasury Bill Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder may be lessened (to an extent that the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).

Versatile Bond Portfolio

        The objective of the Versatile Bond Portfolio is to earn high current income, while limiting risk to principal. Investors who wish to invest all or a portion of their capital for a higher current return than available in U.S. Treasury securities, while limiting risk to principal, should consider purchasing shares in the Versatile Bond Portfolio. Because the Versatile Bond Portfolio follows policies whose aim is to minimize current dividend distributions to the extent permissible, the Portfolio may be especially suitable for an investor who wishes to defer federal income tax liability from one taxable year to the next for a portion of his or her return on an investment with high current income.

        The Versatile Bond Portfolio invests in a diversified portfolio of short-term corporate bonds rated “A” or higher by Standard & Poor’s with a remaining maturity of twenty-four months or less. As a fundamental policy, at least 80% of the Portfolio’s assets will consist of such bonds. Consistent with its investment strategy, the target range for the average weighted maturity of the Versatile Bond Portfolio ranges between zero and twenty-four months.

        To limit risk to principal arising from defaults by corporate bond issuers, the Versatile Bond Portfolio invests only in bonds that have earned a rating of “A” or higher by Standard & Poor’s and which, in the opinion of the Fund’s investment adviser, are secure enough to escape default even under deflationary economic conditions. For example, “AAA,” “AA” and “A” are the three highest of Standard & Poor’s eleven bond rating categories and mean, respectively, that in the judgment of Standard & Poor’s, a bond’s capacity to pay interest and repay principal is “extremely strong,” “very strong” or “strong.” The Portfolio does not invest in so-called “junk bonds.” The Portfolio further reduces risk by diversifying so that ordinarily no more than 5% of the value of its assets is invested in the bonds of any one issuer and no more than 25% is invested in the bonds of issuers in any one industry.

        The Versatile Bond Portfolio purchases only bonds with remaining maturities of twenty-four months or less, to limit risk to principal arising from changes in open-market interest rates. Prices of such short-term bonds tend to be much more stable than prices of long-term corporate, municipal or U.S. Treasury bonds.

        Even though the Versatile Bond Portfolio invests in short-term corporate bonds having little potential for appreciation, the Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise.

Aggressive Growth Portfolio

        The objective of the Aggressive Growth Portfolio is to achieve high (greater than the stock market), long-term appreciation in the value of the Portfolio’s shares. Investors who wish to invest a portion of their capital to achieve high (greater than for the stock market as a whole), long-term appreciation should consider purchasing shares in the Aggressive Growth Portfolio.

        The Aggressive Growth Portfolio, as its fundamental policy, invests in stocks and stock warrants of U.S. companies selected for high profit potential. The price volatility of such investments is expected by the Fund’s investment adviser to be greater than the price volatility of the U.S. stock market as a whole. Such investments may include stocks of companies in high technology industries, companies exploiting or developing new products or services, and companies whose stock is valued primarily for potential growth in earnings, dividends or asset values rather than current income. Stocks may be selected for purchase by the Aggressive Growth Portfolio because they have a history of high volatility or because the companies involved have above-average growth in income, profits or sales. The Aggressive Growth Portfolio intends that, at any one time, it will hold stocks from at least twelve different industry groups and that within each industry group it ordinarily will hold the stocks of both large- and small-capitalization companies. The Aggressive Growth Portfolio also purchases stock warrants.

        Ordinarily, at least 60% of the Aggressive Growth Portfolio’s assets will be invested in securities listed on the New York Stock Exchange. The remaining portion of the Portfolio’s assets will be invested in securities listed on the American Stock Exchange or other domestic stock exchange or traded in the over-the-counter market.

        The Aggressive Growth Portfolio will remain fully invested in stock market investments at all times, apart from incidental amounts of cash that ordinarily will not exceed 3% of the Portfolio’s net assets. Accordingly, the success of the Portfolio’s investment policy does not depend on short-term, market timing decisions by the Fund’s investment adviser.

Additional Risk Factors and Special Considerations

        Each Portfolio has principal investment strategies that come with inherent risks. Each Portfolio’s principal risks are described in the “Risk/Return Summary” of this Prospectus. See “Risk/Return Summary – Principal Investment Risks” for each Portfolio. The following is a list of additional risks to which the Portfolios may be subject. Unless otherwise indicated, each risk applies to all Portfolios of the Fund. Investors should review carefully the risks and other special considerations associated with an investment in the Fund.

        Bond risks. Price fluctuations of long-term U.S. Treasury bonds, such as those held by the Permanent Portfolio, can be as extensive as the price fluctuations of common stocks. Corporate bonds, such as those held by the Permanent Portfolio and the Versatile Bond Portfolio, also may be subject to downward changes in their ratings by Standard & Poor’s and to “call,” or early repayment, at the option of the issuer. The calling of a bond that is trading at a premium over its face value could result in a loss of the premium to the bondholder.

        Tax status. Each Portfolio intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company under Subchapter M of the Code. If a Portfolio were to distribute to its shareholders less than the minimum amount required for any year, which the Fund considers unlikely, the Portfolio would become subject to federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders.

        Illiquid securities. The Permanent Portfolio may hold a maximum of 10%, and the Aggressive Growth Portfolio may hold a maximum of 5%, of each of their net assets in investments that have no ready market for resale and securities for which no readily available market quotation exists. Neither the Treasury Bill Portfolio nor the Versatile Bond Portfolio will hold illiquid securities.

        Unusual features. The Fund’s Portfolios involve many unusual features, including the objectives of providing tax advantages, and investments in a foreign currency, foreign securities and precious metals. These features may result in administrative, financial or tax consequences that are entirely unforeseen.

Portfolio Holdings

        A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

        The Fund retains Pacific Heights Asset Management, LLC (“Pacific Heights” or “Investment Adviser”) as its investment adviser under an investment advisory contract, dated November 24, 2002 (“Contract”). Pacific Heights, whose address is located at 600 Montgomery Street, 27th Floor, San Francisco, California 94111, is a limited liability company organized in October 2002 under the laws of the State of California and was registered as an investment adviser on January 3, 2003. Pacific Heights commenced providing investment advisory services to the Fund in May 2003 and its business has since consisted solely of managing investment companies. Pacific Heights’ manager and sole member is Michael J. Cuggino (who is also its President and Chief Executive Officer).

Portfolio Management

        Although Pacific Heights has only provided investment advisory services to the Fund since May 2003, Mr. Cuggino has been directly involved in the Fund’s operation for over sixteen years. Mr. Cuggino has been the portfolio manager of the Fund since 2003. Mr. Cuggino has also served as a director of the Fund since 1998, as its President since 2003, as its Treasurer from 1993 to 2007 and as its Secretary since 2006. Prior to his organization of Pacific Heights, he served as a consultant to World Money Managers, the Fund’s former investment adviser, from 1991 to 2003, during which time he shared primary responsibility for the activities of the Fund (including the investment management of its Portfolios) and its former investment adviser.  The Fund’s SAI provides additional information about Mr. Cuggino’s compensation, other accounts he manages and his ownership of Fund shares.

        The Investment Adviser furnishes the Fund continuously with suggested investment planning and investment advice. The Investment Adviser’s responsibilities (which are performed on its behalf by Mr. Cuggino) include making recommendations concerning the selection, purchase and sale of the Fund’s investments (which are placed by Mr. Cuggino, the Fund’s President). The day-to-day administration of the Fund’s activities is the responsibility of Mr. Cuggino. All activities undertaken by the Investment Adviser on behalf of the Fund are subject to the general oversight of the Fund’s Board of Directors.

        The investment advisory fee payable to the Investment Adviser under the Contract is calculated separately for each Portfolio of the Fund, for each calendar year at the following annual rates of total average daily net assets, computed for each day of each such year on the basis of net assets as of the close of business on the next preceding “full business day,” as defined in the Contract (“Advisory Fee”):

a)	1 and 3/16ths of 1% (1.1875%) of the first $200 million of the Portfolio’s average daily net assets;

b)	7/8ths of 1% (.8750%) of the next $200 million of the Portfolio’s average daily net assets;

c)	13/16ths of 1% (.8125%) of the next $200 million of the Portfolio’s average daily net assets; and

d)	3/4ths of 1% (.7500%) of all of the Portfolio’s average daily net assets in excess of $600 million.

         For the fiscal year ended January 31, 2008, the Fund’s Permanent Portfolio, Treasury Bill Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid to the Investment Adviser  (after any voluntary waivers) investment advisory fees of .85%, .69%, .81% and 1.19%, respectively.

         Pacific Heights absorbs a substantial portion of the Fund’s ordinary operating expenses as described below, a practice that benefits the Fund by limiting its expenses, simplifying its internal accounting and facilitating independent audits. The Investment Adviser also bears the Fund’s distribution expenses. In addition, for at least through the end of calendar year 2008, the Investment Adviser intends voluntarily to waive portions of the Advisory Fee payable by the Treasury Bill Portfolio and by the Versatile Bond Portfolio to the extent that either Portfolio’s Advisory Fee otherwise would exceed an annual rate of 11/16ths of 1% (.6875%), in the case of the Treasury Bill Portfolio, or 13/16ths of 1% (.8125%), in the case of the Versatile Bond Portfolio, of the respective Portfolio’s average daily net assets. The Investment Adviser may continue such voluntary waiver of fees, although it is not required to do so, and reserves the right to revoke, reduce or change the waiver prospectively upon five days written notice to the Fund. Investors should note that the yields of those two Portfolios are enhanced by the fee waiver.

        The Fund also pays for its investment expenses (such as interest on borrowings, taxes and brokerage commissions), the salary expense of the Fund’s officers (including payments under the Fund’s long term disability plan), the fees and expenses of the Fund’s directors, and any and all extraordinary fees, costs and expenses, including those associated with litigation, government investigations or administrative proceedings. The Investment Adviser bears all of the Fund’s other ordinary operating expenses, which may include charges by the Fund’s transfer agent, charges by the Fund’s custodian, accounting fees, auditing and legal fees not associated with litigation, employee and consultant salaries and expenses, rent and occupancy, printing, postage and general administrative expense. The Investment Adviser may also pay fees to financial intermediaries to compensate them for the services they provide, such services include but are not limited to, performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund to shareholders. The Fund does not pay any of the Investment Adviser’s general or administrative overhead expense.

        All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other such fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets.

A discussion regarding the basis for the Fund’s Board of Director’s approval of the Contract may be found in the Fund’s Annual Report to Shareholders for the year ended January 31, 2008.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

        For federal tax purposes, each Portfolio is treated as a separate corporation.

        To reduce the amount of its income that is taxable currently, each Portfolio will, whenever practical and in accordance with its investment policy, offset realized taxable gains on sales of investments that have risen in price with realized tax losses from sales of investments that have fallen in price. In addition, the Permanent Portfolio may purchase bonds or notes at a market discount, thereby enabling the Portfolio to defer recognition for tax purposes of a portion of the return on such notes or bonds.

        Each Portfolio intends to continue to qualify annually for treatment as a regulated investment company under Subchapter M of the Code. To qualify for that treatment, a Portfolio must, among other things, derive at least 90% of its gross income each taxable year from items including interest, dividends and gains on sales of securities. Qualification, therefore, would permit each Portfolio to deduct distributions to its shareholders of its net investment income and net capital gains (collectively, “dividends”), thereby avoiding corporate federal income tax on the income and gains so distributed. Under the federal income tax law, “distributions” include not only dividends paid, but also include amounts paid to redeeming shareholders that represent their share of a Portfolio’s undistributed earnings and profits. For redeeming shareholders, however, the entire redemption proceeds generally are treated as proceeds from the sale of shares and not as a distribution of net income or gain realized by the Portfolio.

        Under the Code, a Portfolio is required to distribute as dividends at least 90% of its investment company taxable income (determined without regard to any deduction for dividends paid) to qualify for treatment as a regulated investment company. Each Portfolio intends to pay dividends each taxable year in amounts at least sufficient to enable it to continue to qualify for treatment as a regulated investment company – and each Portfolio has distributed all of such income and all of its net capital gain in each past taxable year – thereby avoiding corporate federal income tax to the extent of such dividends. Dividends may be automatically reinvested in additional shares of the distributing Portfolio if requested. See “Shareholder Account Services and Privileges – Distribution Options.”

        The amount of a Portfolio’s net investment income and gains that are distributed through redemption payments rather than as per-share dividends is reflected for financial accounting purposes in the Portfolio’s net asset value per share. Thus, while the Fund’s dividend policy may reduce a shareholder’s tax burden on his share of a Portfolio’s realized net income and capital gains, it should not reduce the shareholder’s total return (dividends plus change in net asset value) on his or her investment.

        Dividends, if any, are paid only once a year, ordinarily in December. Until paid, amounts earmarked for dividends are retained by the Portfolio from which they are payable and contribute to its net asset value and ability to earn interest, dividends and gains. Dividend payments reduce a Portfolio’s net asset value per share.

        Shareholders may benefit from the Fund’s dividend policy described under “Tax Planning Policies,” depending upon their personal tax circumstances. This benefit is reduced by the payment of the federal excise tax discussed below. Generally, the benefits are greater for shareholders who hold their shares for longer periods. A shareholder who is accumulating assets over a period of years may achieve a higher after-tax return as a result of the Fund’s dividend policy, since the amounts of a Portfolio’s net income and realized gains that are not distributed until the end of each year remain invested in the Fund, without any reduction by current federal income tax. (Shareholders should note, however, that this benefit is achieved by deferring, not by eliminating, the payment of taxes; thus, the overall benefit may be small for a shareholder who holds his or her shares for only a few years.) And, in the case of shares that pass to a shareholder’s estate or heirs, the potential federal income tax liability for previous appreciation may be eliminated entirely through the operation of federal income tax provisions that grant a step-up in the tax basis of property left to an estate or heir. Other capital assets may provide similar tax advantages but be subject to different risks than an investment in the Fund.

        Dividends from net investment income and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, even though in some cases the income will have been earned by the Portfolio before the investor became a shareholder. The part, if any, of those dividends a Portfolio pays that is attributable to its “qualified dividend income” (i.e., dividends received on stock of most U.S. and certain foreign corporations with respect to which the Portfolio satisfies certain holding period, debt-financing and other requirements) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those requirements with respect to the shares on which the Portfolio dividends were paid. A portion of those dividends – not exceeding the aggregate dividends a Portfolio receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other requirements. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject, indirectly, to the federal alternative minimum tax. No part of the income dividends the Treasury Bill Portfolio or the Versatile Bond Portfolio pays is expected to qualify for that rate or deduction.

        Dividends from a Portfolio’s net capital gain, if any, will be taxable to shareholders as long-term capital gains regardless of how briefly their shares have been held and regardless of when the gains were earned by the Portfolio. Those dividends also will be subject to the 15% maximum federal income tax rate for individual shareholders; capital gain dividends to corporate shareholders, however, will remain subject to federal income tax at a maximum rate of 35%.

        Shareholders will be sent a statement after the end of each calendar year showing their total dividends (during that year) taxable as ordinary income and net capital gain. Those statements will indicate the extent to which those dividends are “qualified dividend income.”

        Any capital gain an individual shareholder recognizes on a redemption of his or her Portfolio shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. Capital gains on Portfolio shares held for a year or less continue to be taxed at the ordinary income rate.

        Each Portfolio must withhold and remit to the U.S. Treasury 28% of dividends and redemption proceeds (regardless of the extent to which any gain or loss is realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate is also required from each Portfolio’s dividends otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Other withholding requirements may apply to certain foreign shareholders.

        Each Portfolio has incurred and will likely continue to incur a federal excise tax of 4%, which is imposed on some of its undistributed income and capital gains, if any. Such excise tax reduces a Portfolio’s net asset value; however, such undistributed income and capital gains are retained by each Portfolio and are available to earn further interest, dividends and gains.

COMPUTATION OF NET ASSET VALUE

        The Fund makes a separate calculation of each Portfolio’s net asset value per share at the close of business of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day that the Exchange is open for business or any earlier Exchange closing time that day (“business day”). Each of the Fund’s Portfolios calculates its net asset value per share by subtracting its liabilities from its total assets attributable to its shares, and dividing the result by the number of shares outstanding. All requests received for purchases or redemptions of shares in each Portfolio are executed at a price equal to the Portfolio’s net asset value per share as next computed after the request is received by the Fund’s transfer agent.

        Each Portfolio’s assets are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. If there is no trading in an investment on a business day, the investment will be valued at the mean between its bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver are valued at the closing spot price on the New York Commodity Exchange. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Investments for which bona fide market quotations are not readily available, or investments for which the Investment Adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is inaccurate, will be valued at fair value pursuant to policies approved by the Fund’s Board of Directors. For example, if the exchange on which a portfolio security is principally traded closes early, or if trading in a portfolio security was halted during the day and did not resume prior to a Portfolio’s calculation of net asset value per share, such a portfolio security would be valued at fair value. Occasionally, events affecting the value of a security a Portfolio holds may occur before the close of the New York Stock Exchange when the Fund prices the Portfolio’s shares, but after the close of the primary markets or exchanges on which a security is traded. This most commonly occurs with foreign securities. Such events may be company specific, such as earnings reports or merger announcements, country or region specific, such as a natural disaster or terrorist activity, or global in nature. If events materially affecting the value of such securities occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund’s Board of Directors. Because the Permanent Portfolio may invest in foreign securities, it may be required to value such foreign securities it holds based on fair value. In addition, the Permanent Portfolio and the Aggressive Growth Portfolio may also invest in small- capitalization equity securities. Such securities that are thinly traded may also be subject to fair valuation. Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. Fair valuation of an underlying portfolio security may serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent short-term traders’ arbitrage trading.

PURCHASE OF SHARES

        Shares in the Permanent Portfolio, the Treasury Bill Portfolio, the Versatile Bond Portfolio and the Aggressive Growth Portfolio are offered for sale continuously by the Fund. Investors may purchase such shares directly from the Fund without payment of commission or sales load. You should read this entire Prospectus carefully before investing.

        The minimum initial investment in any Portfolio is $1,000 for regular and individual retirement accounts, and $100 with the establishment of an automatic investment plan. Shareholders may make additional investments at any time, in either type of account, in minimum amounts of $100 per Portfolio. All requests for purchases of shares accompanied by payment therefore are effected at a price equal to the net asset value per share next computed after receipt of the properly completed request by the Fund’s transfer agent. Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union, or sent by bank wire. The Fund will not accept payment in cash or with money orders, nor will it accept cashier’s checks in amounts of less than $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for investment in any of its Portfolios, nor will it accept post-dated checks, post-dated online bill pay checks, or any conditional orders or payments. A service fee of $25 will be deducted from a Shareholder’s Account for any purchases made (including those made with checks or Automated Clearing House (“ACH”) transfers) that do not clear.

        If a shareholder sends money to the Fund without clearly indicating how it is to be invested, the Fund’s policy is to treat the money as an investment in the Treasury Bill Portfolio.

        The Fund reserves the right to reject investments in part or in whole.

         Investment by mail. To purchase shares in any of the Fund’s Portfolios by mail, simply complete and sign the accompanying Shareholder Account Application and mail it, together with a check payable through a U.S. bank for the amount of your initial investment, to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201. (If you use an overnight delivery service other than U.S. mail, send your Application and check to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.) Please make your investment check payable to “Permanent Portfolio Family of Funds, Inc.” The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent.

        Investment by wire. If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed Shareholder Account Application. You can mail or overnight deliver your Shareholder Account Application to the transfer agent. Upon receipt of your completed Shareholder Account Application, the transfer agent will establish a Shareholder Account for you. The Shareholder Account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Portfolio that you are purchasing and your name and Shareholder Account number so that monies can be correctly applied. Your bank should transmit funds by wire to: U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; ABA# 075000022; For credit to U.S. Bancorp Fund Services, LLC; Account# 112-952-137; For further credit to Permanent Portfolio Family of Funds, Inc., your name and Shareholder Account number.

        Whether you are making an initial investment or an additional investment, before sending your wire, please contact the transfer agent at (800) 341-8900 to notify them of your intent to wire funds, to advise the Fund as to which Portfolio(s) you wish to invest and to verify wire instructions. This will ensure prompt and accurate credit upon receipt of your wire.

        Your bank may assess a charge for use of a bank wire and the Fund is not responsible for any delays resulting from the banking or Federal Reserve wire system.

         Investment by telephone. After your Shareholder Account has been opened with the Fund’s minimum investment, you may purchase additional shares in the Fund’s Portfolios by calling (800) 341-8900. If you elected this option on your Shareholder Account Application and your Shareholder Account has been open for at least fifteen days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have the banking information established on your Shareholder Account prior to initiating the telephone purchase. Provided your order is received before 4:00 p.m. Eastern Time, your shares will be purchased at the net asset value calculated on the day your order is placed.

        Once a purchase order has been placed by telephone, it cannot be cancelled or modified.

        Additional investments. After your initial investment has been accepted (regardless of whether made by mail or wire), you will receive a confirmation of your purchase. A form which may be used to make additional purchases by mail will accompany the confirmation. It will not be necessary to fill out another Shareholder Account Application, even if you are investing for the first time in another Portfolio. Please indicate clearly the Portfolio(s) in which any additional investment is to be made. If you wish to make an additional investment by wire, you should call the Fund’s transfer agent at (800) 341-8900 before sending the wire. All subsequent purchase requests, regardless of how they are made, must include your Shareholder Account number.

        Automatic investment plan. Shareholders may add systematically to their investment in any of the Fund’s Portfolios by enrolling in the Fund’s Automatic Investment Plan. See “Shareholder Account Services and Privileges – Automatic Investment Plan.”

         Investing through brokers or agents. Investors may invest in any of the Fund’s Portfolios through brokers or other agents (“Financial Intermediaries”) who have entered into distribution or account servicing agreements with the Fund’s distributor, Quasar Distributors, LLC. Such Financial Intermediaries may set their own initial and/or subsequent investment minimums, and may, at their discretion, charge fees or other expenses to purchase or redeem shares in the Fund’s Portfolios other than those disclosed in this Prospectus.

      The Investment Adviser may make cash payments to such Financial Intermediaries in connection with the promotion, sale and/or servicing of shares of the Fund’s Portfolios. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares in the Fund’s Portfolios or the amount investors in the Fund’s Portfolios would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Fund’s Portfolios.

      Revenue sharing payments may be made to Financial Intermediaries for: (i) inclusion of a Portfolio on a sales list, including a preferred or recommended sales list; (ii) providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Portfolios; (iii) disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund’s Portfolios; (iv) access to sales meetings, sales representatives and management representatives of the Financial Intermediaries; (v) furnishing marketing support; and (vi) other services. Revenue sharing payments may also be made to Financial Intermediaries that provide various services to the Fund’s Portfolios or to their shareholders, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Investment Adviser may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by the Securities and Exchange Commission (“SEC”), by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations. Such revenue sharing payments may be calculated based on the average daily net assets of the Portfolio(s) attributable to a particular Financial Intermediary and/or on sales of new shares in the Portfolio(s) attributable to a particular Financial Intermediary.

      Receipt of or the prospect of receiving this additional compensation may influence a Financial Intermediary’s recommendation of a Portfolio. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Portfolio.

      The Investment Adviser is motivated to make the payments described above since they promote the sale of the shares of the Fund’s Portfolios and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of a Portfolio or retain shares of a Portfolio in their clients’ accounts, the Investment Adviser benefits from the incremental fees paid to it by the Portfolio with respect to those assets.

        Anti-money laundering program. In compliance with the USA Patriot Act of 2001, the Fund’s transfer agent will verify certain information on your Shareholder Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Shareholder Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Fund’s transfer agent at (800) 341-8900 if you need additional assistance when completing your Shareholder Account Application. If the Fund’s transfer agent is unable to obtain verification of the identity of a shareholder, the Shareholder Account Application will be rejected or the shareholder will not be allowed to perform a transaction in the Shareholder Account until such information is received. The Fund also reserves the right to close the Shareholder Account within five business days if clarifying information and/or documentation is not received.

REDEMPTION OF SHARES

        Subject to the limitations noted below, shareholders may redeem all or some of their shares in any Portfolio on any business day. The price paid to the redeeming shareholder is the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request.

        Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

        Redemption requests must be accompanied by share certificates, if issued, and must be sent to the transfer agent. The Fund may refuse redemption requests not made in the proper manner.

Written Redemption Requests

        Normally, the shareholder’s signature on a written redemption request (and on the share certificate, if issued) must match exactly the name on the Shareholder Account and must be guaranteed by an eligible guarantor institution. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. For protection of the shareholder and the Fund, additional documentation may be required for redemption of shares held in corporate, partnership, trust or fiduciary accounts.

        By completing the appropriate section of the Shareholder Account Application (“Redemption by Telephone and Without Signature Guarantee”), a shareholder may authorize the Fund to honor redemption requests without signature guarantee. The lack of the signature guarantee does not render the Fund responsible for the authenticity of the signature. Such a redemption request would be processed as though it had been made by telephone, and the cash proceeds would be sent by check, EFT or if requested, by bank-to-bank wire, to the shareholder’s bank account or address of record. See “Telephone Redemption Requests” below for further details.

        Shareholders who wish to avoid the possible inconvenience and delay of obtaining an acceptable signature guarantee should carefully consider authorizing the Fund to accept redemption requests without signature guarantee. If elected on a Shareholder Account Application, such authorization would require only the signature of all of the registered owners of a Shareholder Account on a written redemption request. Although the exemption may have been elected on a Shareholder Account Application, the transfer agent would typically still require a signature guarantee in the following instances:

  if ownership is changed on your Shareholder Account;

  when redemption proceeds are sent to: (i) any person not on record with the Shareholder Account; (ii) an address not on record with the Shareholder Account; or (iii) a bank account not on record with the Shareholder Account;

  when establishing or modifying certain services on an existing Shareholder Account;

  when adding or changing Federal Reserve system wire or EFT instructions on a Shareholder Account; or

  if a change of address request was received by the Fund’s transfer agent within the last thirty days.

        In addition to the situations described above, the Fund and/or its transfer agent reserve the right to require a “signature guarantee” in other instances based on the circumstances relative to the particular situation.

Telephone Redemption Requests

        A shareholder who is authorized to perform telephone transactions (through the Shareholder Account Application or by subsequent arrangement with the Fund in writing), or has authorized the Fund to honor redemption requests without signature guarantee, may submit redemption requests by telephone. While the Fund will employ reasonable procedures to confirm telephone instructions, such as verification of certain information with the caller, the shareholder will bear the risk of loss from any such request that is unauthorized. Telephone requests are made by calling the Fund’s transfer agent at (800) 341-8900. The cash proceeds of redemptions requested by telephone, or in writing without a signature guarantee, will be sent by check (via first-class mail), or sent by EFT. EFT funds are typically credited within two days after the redemption request. The redeeming shareholder may also request that the cash proceeds be sent by bank-to-bank wire. Redemption proceeds will be addressed only to the shareholder’s address of record or bank account of record (which must be a member of, or have a correspondent relationship with a member of, the Federal Reserve system for wire transfers, or must be an ACH member for EFTs).

        Once a redemption order has been placed by telephone, it cannot be cancelled or modified.

        If the redeeming shareholder requests a wire transfer, the transfer agent’s bank will charge the shareholder its customary fee for a wire transfer, which currently is $15. The fee will be deducted from the proceeds of the redemption. A shareholder should ascertain and verify that his or her bank will accept a “federal funds” wire transfer before requesting that the proceeds of a redemption be sent by bank wire. Failure to do so may result in delay in receiving the redemption proceeds and in additional bank-wire fees which will be charged to the shareholder. A shareholder’s bank may also impose a charge for receipt of a bank wire.

        No telephone requests will be honored to redeem shares for which certificates have been issued and are outstanding.

        Telephone exchanges of shares held in an IRA Plan will be accepted only if the proceeds are to be applied to the purchase of shares in another Portfolio within the Fund’s IRA Plans. See “Shareholder Account Services and Privileges – Portfolio Exchange.”

In-Kind Redemptions

        Subject to the restrictions set forth below, the Fund may require redeeming shareholders in the Permanent Portfolio to accept readily tradable gold or silver bullion or coins from the Portfolio’s holdings in complete or partial payment of redemptions, if it can satify a provision of the Code that permits it to do so without recognizing gain, where doing so would present an advantage to the Portfolio in pursuit of its tax planning objectives over a sale or other disposition of the asset. Although the Investment Adviser believes it is unlikely that the Fund would ever use an asset other than gold or silver bullion or bulllion-type coins for any such in-kind redemptions, the assets would be selected by the Fund from the Permanent Portfolio and generally would not reflect Target Percentages.  In order to reduce the possibility of inconvenience or loss to such redeeming shareholders, the Permanent Portfolio will require a redeeming shareholder to accept an in-kind redemption only if it has arranged a convenient opportunity for the shareholder promptly to sell the assets through a qualified broker or dealer at a cost not to exceed 2% of their value at the time of the redemption. In the event that a shareholder elected not to use this service, the Fund, at its own expense, would deliver the assets to the shareholder or, at his or her request, to his or her local bank. See “In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

        From time to time the Fund, at the request of redeeming shareholders in any Portfolio, may distribute readily tradable assets to the shareholder in payment of his or her redemption. To be accepted by the Fund, any such request for an in-kind redemption must be made in writing. The Fund will accept a request for an in-kind redemption only if it has otherwise decided that the selected asset is suitable for disposition in a transaction consistent with the Portfolio’s investment policies. See “In-Kind Redemptions” in the Fund’s SAI for a discussion of the Fund’s operating policies for such redemptions.

        For the shareholder, the tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.

Redemption Limitations

        The Fund will ordinarily honor a valid redemption request at the Portfolio’s net asset value per share next computed after receipt by the Fund’s transfer agent of the properly completed redemption request, and pay it within seven calendar days following the redemption. However, the Fund may delay payment of a redemption request for shares purchased by check until the Fund is certain that the check has cleared, which may take up to twelve calendar days after the issuance of the shares. Shares for which certificates have been issued may not be redeemed until the certificates have been returned to the transfer agent. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents is responsible for losses sustained by a shareholder as a result of their acting on any instruction or authorization on the shareholder’s Shareholder Account Application or otherwise in connection with redemption of his or her shares in the Fund.

        The right to redeem may be limited or suspended by the Fund, or the payment date postponed, for any period during which the New York Stock Exchange is closed, or during any emergency or other period for which the SEC has permitted or required a suspension for the protection of shareholders.

Redemption by the Fund

        The Fund may redeem a shareholder’s shares in any Portfolio at any time that the value of the shares is less than $500 other than by reason of a decline in their net asset value. The Fund will notify such a shareholder at least thirty days prior to effecting such a redemption.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

        When a shareholder makes his or her initial investment in one of the Fund’s Portfolios, a Shareholder Account is opened. Subsequent investments by the shareholder in any Portfolio will be added to his or her Shareholder Account. Fund shareholders will receive a confirmation statement showing each transaction in their Shareholder Account, along with a summary of the status of the Account as of the transaction date. A shareholder may inquire about his or her Shareholder Account by mail or by telephone. See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

        Certain optional services and privileges are available with a Shareholder Account, as described below. Some of the services involve a fee; a shareholder will incur the fee only if he or she uses the service. Shareholders who do not use a particular service do not bear the cost of providing the service to other shareholders.

Automatic Investment Plan

        The Fund’s Automatic Investment Plan allows shareholders to invest in any Portfolio on a regular schedule. To participate in the Plan, a shareholder should complete the Optional Automatic Investment Plan section of the Shareholder Account Application which authorizes the Fund’s transfer agent to deduct a specified dollar amount from the shareholder’s checking or savings account (minimum investment $100 per Portfolio transaction) and apply that amount to purchase shares in the Portfolio selected by the shareholder. Only bank accounts held at financial institutions that are ACH members are eligible for use in an Automatic Investment Plan. These deductions may be scheduled for any day of the month. However, if a shareholder’s selected date falls on a weekend or a holiday, the investment will be made on the next business day. Once the Account is established, a shareholder should allow fifteen calendar days for the initial transaction under the Automatic Investment Plan to take place. The Plan is free of charge and is available to shareholders in all of the Fund’s Portfolios; the costs of administering the Plan are borne by the Investment Adviser. A shareholder that holds Portfolio shares in an IRA Plan is also eligible to participate in the Automatic Investment Plan. An Automatic Investment Plan may be terminated or suspended at any time, either by the shareholder or by the Fund. Any change or termination requested by the shareholder should be provided to the transfer agent five days prior to the effective date. A service fee of $25 will be deducted from a shareholder’s Shareholder Account for any transactions that do not clear.

Portfolio Exchange

        Shareholders may redeem shares in one Portfolio and simultaneously invest the proceeds in another Portfolio. Such a transaction would constitute a taxable event to the shareholder. By completing the appropriate section of the Shareholder Account Application (“Portfolio Exchange”), a shareholder may authorize the Fund to accept Portfolio Exchange instructions by telephone and in writing without a signature guarantee. Each Portfolio Exchange made by telephone is subject to a charge of $5 by the Fund’s transfer agent. A request submitted in writing and signed by all registered owners of a Shareholder Account will not be charged a fee. If you are unable to execute a Portfolio Exchange by telephone, you should consider sending your Portfolio Exchange request by mail.

        An individual who has both a regular Shareholder Account and a Shareholder Account in an IRA Plan, in exactly the same name, may use a Portfolio Exchange to redeem shares from his or her regular Account and purchase shares in his or her IRA Plan Account. An IRA contribution effected in this manner is subject, for federal income tax purposes, to the same conditions and limitations that apply to IRA contributions generally.

Distribution Options

        A shareholder may request that all dividends, including distributions of net long-term capital gains, be automatically reinvested in shares of the same Portfolio.

        If a shareholder elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s Shareholder Account at the Fund’s current net asset value and to reinvest all subsequent distributions.

        A shareholder’s tax liability for dividends is not reduced by reinvesting dividends (whether through Distribution Options or otherwise) in additional Fund shares.

Systematic Withdrawal Plan

        A shareholder whose Shareholder Account totals at least $5,000 may establish a Systematic Withdrawal Plan under which shares with a value predesignated by him or her (but at least $100) are automatically redeemed either monthly or quarterly. Withdrawal payments can be sent by check to the address of record, or by EFT through the ACH network to a pre-determined bank account. In either case, payment ordinarily will be made on the next business day after the redemption. Once established, a shareholder should allow fifteen calendar days prior to the initial transaction under the Systematic Withdrawal Plan.

        Systematic Withdrawal Plan payments are financed by the automatic redemption from the shareholder’s Account of the necessary number of shares to pay the shareholder the amount of cash requested. Redemptions can be made on any day of the month. If the date a shareholder selects falls on a weekend or holiday, the redemption will occur on the next business day. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance Systematic Withdrawal Plan payments of a given amount will vary from payment to payment.

        If a shareholder owns shares in more than one Portfolio, he or she may designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan will be made.

        If a shareholder expects to make additional purchases of a Portfolio, it may not be to his or her advantage to participate in the Systematic Withdrawal Plan because of the adverse tax consequences of making contemporaneous purchases and redemptions.

        A Systematic Withdrawal Plan may be terminated or suspended at any time, either by the shareholder, by telephone or in writing, or by the Fund. Any change or termination requested by a shareholder should be provided to the transfer agent five days prior to the effective date. No separate charge is made for a Systematic Withdrawal Plan; the costs of administering the Plan are borne by the Investment Adviser.

Individual Retirement Account Plans

        Eligible taxpayers may contribute up to the lesser of: (i) $5,000 increased by $1,000 for a taxpayer who attains age 50 before the close of the year; or (ii) the taxpayer’s income earned from wages, salary and self-employment (“Contribution Limit”) to an individual retirement account (“Traditional IRA”). Such annual contributions generally are deductible by the taxpayer in computing his or her adjusted gross income for federal income tax purposes, if he or she does not participate in an employer-sponsored retirement plan or if his or her adjusted gross income does not exceed certain limits. All investment earnings in a Traditional IRA accumulate tax-free until withdrawn, usually at retirement. In addition, deductible contributions can be made to a Traditional IRA for the non-employed spouse of a person who is employed. With certain limitations, amounts withdrawn from a Traditional IRA or received as a lump-sum distribution from a corporate pension or profit-sharing plan or from a Keogh plan can be rolled over without tax into a new IRA. Also, a Traditional IRA may be used in connection with a simplified employee pension plan (“SEP”) maintained by a taxpayer’s employer.

        In addition, an eligible taxpayer may contribute to a Roth IRA for any year an amount up to the excess of the applicable Contribution Limit over any amount the taxpayer contributed to a Traditional IRA for that year. Those contributions are nondeductible, but the assets in the Roth IRA accumulate income without being taxed, and qualifying distributions are generally tax-free. Additionally, unlike a Traditional IRA, there is no rule against making contributions to a Roth IRA after turning age 70 1/2, and there’s no requirement to begin making minimum withdrawals at that age. A Roth IRA can be used instead of a Traditional IRA, to replace an existing Traditional IRA, or to complement a Traditional IRA.

        Under the terms of the Fund’s IRA Plans (including both Traditional and Roth IRAs), contributions are invested in shares of the Portfolio(s) selected by the shareholder, and all dividends and other distributions are reinvested in additional shares of the distributing Portfolio(s).

        U.S. Bank, N.A., Milwaukee, Wisconsin (a subsidiary of which is the Fund’s transfer agent), acts as custodian for each Shareholder Account opened under an IRA Plan and charges the fees described in the IRA Plan materials (including the IRA Plan Disclosure Statement and the Custodial Account Agreement) which are available upon request to the Shareholder Services Office. Please read the IRA Plan Disclosure Statement and Custodial Account Agreement carefully before opening a Shareholder Account in the Fund’s IRA Plans.

        Shareholder services available with a regular Shareholder Account (including Automatic Investment Plan, Portfolio Exchange, Distribution Options and Systematic Withdrawal Plan) are also available with an IRA Plan, but are subject to such limitations as the Fund or the IRA Plan custodian may impose from time to time, and are subject to a separate account maintenance fee. Shares held in an IRA Plan may not be redeemed by means of a check redemption, nor may they be redeemed by telephone except as part of a Portfolio Exchange. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal income tax withheld will generally be subject to ten percent withholding.

Check Redemptions – Treasury Bill Portfolio and Versatile Bond Portfolio Only

        Shareholders who have completed the appropriate section of the Shareholder Account Application (“Redemption by Check”) may redeem shares in the Treasury Bill Portfolio or in the Versatile Bond Portfolio by writing a redemption check, as explained below. Such checks may be deposited by a shareholder in his or her local bank account or used to make payments to third parties.

        A book of personalized checks drawn on U.S. Bank, N.A. will be sent upon request to a shareholder maintaining a regular Shareholder Account. The checks will be preprinted for use with the Portfolio for which the shareholder requests check redemption. (Shareholders wishing to write checks on both Portfolios will be provided with two separate books of checks.) When a check signed by the shareholder is presented for payment by U.S. Bank, N.A., the Fund redeems a sufficient number of the shareholder’s shares in the appropriate Portfolio to pay the check. Please note that a check can be used to redeem shares only in the Portfolio preprinted on the face of the check.

        Shares for which certificates have been issued and not returned to the Fund’s transfer agent may not be redeemed by check. Please do not write redemption checks for which insufficient shares are available; such checks will be returned unpaid, and your Shareholder Account will be charged a “bad check” fee of $25. Because the prices of the Fund’s shares fluctuate, the number of shares redeemed to finance a check redemption of a given amount will vary. Neither the Fund, the Investment Adviser, the transfer agent, nor any of their agents bears any responsibility in regard to the payment or non-payment of redemption checks by U.S. Bank, N.A.

        The check redemption privilege is offered by the Fund as a convenience to its shareholders. There is no limit to the number of checks a shareholder may write, nor is any minimum check amount required. However, check redemptions are not intended to be used as a substitute for a bank checking account. The fee for each check redemption is $1, which is collected by redeeming an additional fraction of a share from the shareholder’s Account.

        Shares held in an IRA Plan may not be redeemed by check redemption.

Limitations in Exchanges, Redemptions and Service

        The Fund’s management has designed the foregoing services and privileges in accordance with its intention to provide its shareholders with a flexible tool for their investing. The Fund’s Portfolios may alter, limit or suspend such foregoing services and privileges (including Check Redemptions, Automatic Investment Plan, Portfolio Exchange, Distribution Options or Systematic Withdrawal Plan) at any time without notice.

Frequent Purchases and Redemptions

        The Fund’s Portfolios are intended to be used as long-term investments. The Fund discourages frequent purchases, redemptions or exchanges of Portfolio shares. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders of the Portfolio. The Fund’s Board of Directors has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Portfolio shares by shareholders and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Fund’s policies and procedures provide that each of the Fund’s Portfolios will temporarily suspend or terminate purchase, sale or exchange transactions by any investors, potential investors, groups of investors or shareholders who have been identified as engaging in short-term trading activity that may be disruptive to the Fund or any of its Portfolios. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Fund’s Portfolios when such trading activity takes place at the level of omnibus accounts established in the Fund’s name by such financial intermediaries. Accordingly, the Fund’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

        The Fund’s Permanent Portfolio may invest its assets in foreign securities and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the overseas markets but prior to the close of the U.S. markets. The Fund has adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be their fair value as of the Permanent Portfolio’s valuation time. To the extent that the Permanent Portfolio does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of the Portfolio’s shares held by other shareholders. The Fund’s Permanent Portfolio and Aggressive Growth Portfolio also may invest in small-capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of these Portfolios in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of these Portfolios held by other shareholders.

SERVICE CHARGES

        The Investment Adviser charges each shareholder a one-time account start-up fee of $35. A shareholder pays this fee only once, even if he or she invests in more than one Portfolio, and even if he or she maintains both an IRA Plan Shareholder Account and a regular Shareholder Account with the Fund in exactly the same name and address. This fee is deducted from the shareholder’s initial investment and will be deducted a second time only if a former shareholder opens a new Shareholder Account.

        The one-time account start-up fee offsets a portion of the costs associated with establishing a Shareholder Account for each shareholder. The Fund’s Board of Directors considers that the amount of such fee is lower than that which the Fund might have paid to obtain comparable services from unaffiliated parties.

        A current shareholder may invest in one or more additional Portfolios without incurring an additional account start-up fee.

        The following table summarizes the Fund’s Optional Services and Charges:

OPTIONAL SERVICES AND CHARGES

Automatic investment plan	No charge.

Portfolio exchange
By telephone	$5.00 per exchange;
no limit to the number or frequency of exchanges.
In writing	No charge;
no limit to the number or frequency of exchanges.

Automatic reinvestment	No charge.

Telephone redemptions	No charge;
no minimum redemption size;
no limit to the number of telephone redemptions.

Electronic funds transfer (EFT)	No charge.

Check redemptions	$1.00 per check;
(Treasury Bill Portfolio and	no minimum check size;
Versatile Bond Portfolio only)	no limit to the number of check redemptions.

Bank-to-bank wire transfer	$15.00 per wire.

Systematic withdrawal plan	No charge.

Overnight delivery	$15.00 per delivery.

Assistance from the Shareholder Services Office at (800) 531-5142	No charge.

DISTRIBUTION OF SHARES

        The Fund’s distributor for each of its Portfolios is Quasar Distributors, LLC (“Distributor”), an affiliate of U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Distributor is a broker-dealer registered with the SEC and is a member of FINRA. Shares in each of the Fund’s Portfolios are offered on a continuous basis by the Distributor. The Distributor’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Distributor should be addressed to Permanent Portfolio Family of Funds, Inc., c/o Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        The Fund’s custodian is State Street Bank and Trust Company (“Custodian”). The Custodian’s primary offices are located at One Lincoln Street, Boston, Massachusetts 02111. Correspondence with the Custodian should be addressed to Permanent Portfolio Family of Funds, Inc., c/o State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105.

        The Fund’s transfer agent and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC (“Transfer Agent”). The Transfer Agent’s primary offices are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Correspondence with the Transfer Agent should be addressed to Permanent Portfolio Family of Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

REPORTS

        Each year, the Fund sends to its shareholders an updated Prospectus and an Annual and Semi-Annual Report to Shareholders (each a “Report”).  The mailing of the Reports may result in multiple copies of a Report being sent by the Fund to the same household.  In order to reduce the volume of mail that the Fund sends to a household, the Fund may, whenever possible, only send one copy of a Report to shareholders who are members of the same family and share the same address of record.  Shareholders may request, however, to receive individual copies of any Report, by contacting the Fund’s Shareholder Services Office.  Shareholders who own shares of the Fund through a Financial Intermediary may also contact their Financial Intermediary with such a request.  All such requests shall be implemented by the Fund within thirty days.

        The Fund’s fiscal year ends on January 31. Further information about the performance of the Fund is contained in the Fund’s Annual Report to Shareholders for the year ended January 31, 2008. A copy of the Annual Report to Shareholders is available, without charge and upon request, from the Shareholder Services Office.

        Tait, Weller & Baker LLP has been selected by the Fund’s Board of Directors as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2009.

PRIVACY POLICY

        The Fund recognizes that shareholders expect an exceptional level of privacy in their financial affairs and assures the confidentiality of personal information provided to it.

        The information the Fund collects is limited to what it believes is necessary or useful to conduct the Fund’s business; administer shareholder records, accounts and funds; to comply with laws and regulations; and to help the Fund design or improve products and services. The Fund collects non-public personal information about its shareholders from information it receives from shareholders on applications or other forms, as well as from information about shareholders’ transactions with the Fund.

        Some of this information may be disclosed to non-affiliated third parties who provide non-financial services to the Fund such as our transfer agent, to administer shareholder accounts and mail transaction confirmations and tax forms and the mailing house the Fund utilizes for mailing shareholder reports. Disclosing this information enables the Fund to meet customers’ financial needs and regulatory requirements. These third parties act on the Fund’s behalf and are obligated to keep the information the Fund provides to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about current or former shareholders to anyone, except as permitted by law.

        To protect shareholders’ non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices and procedures to safeguard such information.

        In the event that shareholders hold shares of the Fund through a financial intermediary, including but not limited to, a bank, broker-dealer, trust company, investment representative or other financial intermediary, the privacy policy of such a financial intermediary would govern how a shareholder’s non-public personal information would be shared with non-affiliated third parties.

        Questions regarding the Fund’s Privacy Policy should be directed to the Shareholder Services Office at (800) 531-5142.

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FINANCIAL HIGHLIGHTS

        These financial highlight tables are intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share in a Portfolio. Total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). This information is derived from the financial highlights in the Fund’s financial statements and has been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose report dated March 21, 2008, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders. The Fund’s Annual Report to Shareholders is available, without charge and upon request, from the Shareholder Services Office.

	Permanent Portfolio
	Year ended January 31
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$32.89	$30.12	$26.29	$24.52	$20.89

Income from investment operations:
Net investment income (1)(2)(3)(4)	.46	.35	.12	.18	.11
Net realized and unrealized gain on investments and foreign currencies	3.98	2.73	3.96	2.13	3.82
Total income from investment operations	4.44	3.08	4.08	2.31	3.93

Less distributions from:
Net investment income	(.16)	(.06)	(.20)	(.15)	(.22)
Net realized gain on investments (5)	(.18)	(.25)	(.05)	(.39)	(.08)
Total distributions	(.34)	(.31)	(.25)	(.54)	(.30)

Net asset value, end of year	$36.99	$32.89	$30.12	$26.29	$24.52

Total return (6)	13.53%	10.23%	15.57%	9.37%	18.87%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$1,747,058	$820,285	$382,025	$233,860	$120,691

Ratio of expenses to average net assets	.95%	1.11%	1.35%	1.38%	1.58%
Ratio of net investment income to average net assets (2)(3)(4)	1.31%	1.10%	.43%	.72%	.47%
Portfolio turnover rate	37.46%	7.28%	.73%	6.29%	23.19%

(1)	Net investment income is based on average net assets per share outstanding during the year.

(2)	The recording as other income of previously advanced legal expenses had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.07 and .39%, respectively, during the year ended January 31, 2005. Without this other income, the net investment income per share would have been $.11 during the year then ended.

(3)	The recording as other income of the receipt of disgorged funds described in Note 8 to the Fund’s financial statements had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.03 and .08%, respectively, during the year ended January 31, 2007. Without this other income, the net investment income per share would have been $.32 during the year then ended.

(4)	The recording as other income of the receipt of disgorged funds described in Note 8 to the Fund’s financial statements had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.01 and .03%, respectively, during the year ended January 31, 2008. Without this other income, the net investment income per share would have been $.45 during the year then ended.

(5)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

(6)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Treasury Bill Portfolio
	Year ended January 31
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$68.82	$67.50	$67.10	$66.19	$66.58

Income from investment operations:
Net investment income (loss) (1)(2)(3)	2.50	2.58	1.41	.91	(.03)
Net realized and unrealized gain on investments (4)	.24	.03	.02	—	.05
Total income from investment operations	2.74	2.61	1.43	.91	.02

Less distributions from:
Net investment income	(2.54)	(1.29)	(1.03)	—	(.41)
Total distributions	(2.54)	(1.29)	(1.03)	—	(.41)

Net asset value, end of year	$69.02	$68.82	$67.50	$67.10	$66.19

Total return (5)	4.00%	3.88%	2.12%	1.39%	.03%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$47,713	$46,962	$48,328	$51,768	$55,293

Ratio of expenses to average net assets (2)	.88%	.92%	.92%	.98%	.97%
Ratio of net investment income (loss) to average net assets (3)	3.63%	3.79%	2.10%	1.37%	(.05% )

(1)	Net investment income (loss) is based on average net assets per share outstanding during the year.

(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .50% for the year ended January 31, 2008 and .50%, .50%, .50% and .50% for the years ended January 31, 2007, 2006, 2005 and 2004, respectively. Without this waiver, the net investment income or loss per share would have been $2.16 for the year ended January 31, 2008 and $2.24, $1.08, $.58 and $(.37) for the years then ended.

(3)	The recording as other income of previously advanced legal expenses had the effect of increasing net investment income per share and the ratio of net investment income to average net assets by $.76 and 1.11%, respectively, during the year ended January 31, 2005. Without this other income, the net investment income per share would have been $.15 during the year then ended.

(4)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Versatile Bond Portfolio
	Year ended January 31
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$58.89	$57.42	$57.01	$58.88	$60.82

Income from investment operations:
Net investment income (1)(2)	2.36	1.93	1.01	.57	.87
Net realized and unrealized gain (loss) on investments (3)	.49	.24	.15	(.56)	(.26)
Total income from investment operations	2.85	2.17	1.16	.01	.61

Less distributions from:
Net investment income	(1.72)	(.70)	(.74)	(1.13)	(2.01)
Net realized gain on investments (4)	—	—	(.01)	(.75)	(.54)
Total distributions	(1.72	(.70)	(.75)	(1.88)	(2.55)

Net asset value, end of year	$60.02	$58.89	$57.42	$57.01	$58.88

Total return (5)	4.87%	3.78%	2.04%	.02%	1.01%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$11,152	$12,307	$18,509	$18,758	$20,735

Ratio of expenses to average net assets (2)	1.02%	.97%	.95%	1.01%	1.04%
Ratio of net investment income to average net assets	3.96%	3.33%	1.76%	.99%	1.46%
Portfolio turnover rate	74.72%	78.90%	50.09%	75.72%	67.26%

(1)	Net investment income is based on average net assets per share outstanding during the year.

(2)	Due to the waiver of investment advisory fees, the ratio of expenses to average net assets was reduced by .37% for the year ended January 31, 2008 and .37%, .37%, .38% and .38% for the years ended January 31, 2007, 2006, 2005 and 2004, respectively. Without this waiver, the net investment income per share would have been $2.13 for the year ended January 31, 2008 and $1.72, $.80, $.35 and $.65 for the years then ended.

(3)	Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(4)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

(5)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

	Aggressive Growth Portfolio
	Year ended January 31
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$86.09	$110.71	$86.11	$80.46	$58.14

Income (loss) from investment operations:
Net investment loss (1)(2)	(.08)	(.42)	(.11)	(.27)	(.63)
Net realized and unrealized gain (loss) on investments	(2.83)	7.83	25.61	9.86	22.95
Total income (loss) from investment operations	(2.91)	7.41	25.50	9.59	22.32

Less distributions from:
Net investment income	—	(.10)	—	—	—
Net realized gain on investments (3)	(8.87)	(31.93)	(.90)	(3.94)	—
Total distributions	(8.87)	(32.03)	(.90)	(3.94)	—

Net asset value, end of year	$74.31	$86.09	$110.71	$86.11	$80.46

Total return (4)	(4.14% )	7.05%	29.64%	12.05%	38.39%

Ratios / supplemental data:
Net assets, end of year (in thousands)	$25,878	$31,476	$52,125	$25,589	$23,628

Ratio of expenses to average net assets	1.39%	1.34%	1.41%	1.43%	1.64%
Ratio of net investment loss to average net assets (2)	(.10% )	(.43% )	(.11% )	(.33% )	(.91%	)
Portfolio turnover rate	9.16%	1.97%	10.41%	1.90%	3.07%

(1)	Net investment loss is based on average net assets per share outstanding during the year.

(2)	The recording as other income of previously advanced legal expenses had the effect of decreasing net investment loss per share and the ratio of net investment loss to average net assets by $.22 and .28%, respectively, during the year ended January 31, 2005. Without this other income, the net investment loss per share would have been $(.49) during the year then ended.

(3)	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

(4)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

Investment Adviser
Pacific Heights Asset Management, LLC San Francisco, California

Custodian
State Street Bank and Trust Company Boston, Massachusetts

Distributor
Quasar Distributors, LLC Milwaukee, Wisconsin

Transfer Agent
U.S. Bancorp Fund Services, LLC Milwaukee, Wisconsin

Additional information about the Fund’s investments
is available in the Fund’s Annual and Semi-Annual
Reports to shareholders. In the Fund’s Annual
Report, you will find a discussion of the market
conditions and investment strategies that sig-
nificantly affected the Fund’s performance during
its last fiscal year. The Fund’s Statement of	Permanent Portfolio
Additional Information (“SAI”), which has been	(PRPFX)
filed with the Securities and Exchange Commission
(“SEC”), also provides additional information about	Treasury Bill Portfolio
the Fund and is incorporated herein by reference	(PRTBX)
(a legal part of this Prospectus). The Fund’s Annual
and Semi-Annual Reports to shareholders and	Versatile Bond Portfolio
its SAI are available on the Fund’s website:	(PRVBX)
http://www.permanentportfoliofunds.com.
Aggressive Growth Portfolio
Information about the Fund (including the SAI)	(PAGRX)
can be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C. Information
on the operation of the Public Reference Room
may be obtained by calling the SEC at (202) 942-8090.
Reports and other information about the Fund are
available on the EDGAR Database on the SEC’s
Internet site at http://www.sec.gov and copies
of this information may be obtained, upon payment
of a duplication fee, by electronic request at the
following e-mail address: publicinfo@sec.gov,
or by writing the Public Reference Section of the
SEC, Washington, D.C. 20549-0102.	No Person is authorized to give any
information or to make any representation not
To obtain a copy of the Fund’s SAI or Annual and	contained in this Prospectus in connection with the
Semi-Annual Reports free of charge, to request	matters described herein. If given or made, such
other information about the Fund, or to make	information or representation must not be relied
shareholder inquiries, please write or call:	upon as having been authorized.

Shareholder Services Office	Prospectus (Investment Company Act File No. 811-3379)
(800) 531-5142 (254) 527-3102 • FAX (254) 527-3406